UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2008

THE FIRST BANCORP, INC.

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

0-26589 01-0404322

(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04853

(Address of principal executive offices) (Zip Code)

(207) 563-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is

intended to simultaneously satisfy the filing obligations

of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	Page 1

Item 9.01 Financial Statements and Exhibits	Page 1

Signatures	Page 2

Exhibit Index	Page 3

Section 1 - Financial Information

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2008, the Registrant amended certain Supplemental Executive Retirement Plan (the “Plan”) Agreements with CEO Daniel R. Daigneault and CFO F. Stephen Ward that were initially entered into on October 1, 1997 and previously amended on September 12, 2008.

The Plan is an unfunded, non-qualified supplemental retirement plan for certain Executive Officers of the Company’s operating subsidiary The First, N.A. (the “Bank”), previously known as The First National Bank of Damariscotta. The Plan provides supplemental retirement benefits payable in installments over 20 years upon retirement or death.

Under the original plan agreement, the projected retirement benefit for Mr. Daigneault, assuming he remains employed by the Bank until normal retirement age of 65, is $169,329 per year, with such payments beginning in the year 2017. The projected retirement benefit for Mr. Ward, assuming he remains employed by the Bank until normal retirement age of 65, is $61,127 per year, with such payments beginning in the year 2018. The benefits are capped at the above amounts and are subject to being substantially less should the Executive Officer not remain employed until the normal retirement age of 65. The plan also contains a restrictive covenant that may result in the Executive Officer forfeiting all accrued benefits should he accept employment with a competing financial institution within five years after his termination of employment with the Company.

The December 30, 2008, amendment changes the normal retirement age to receive the full benefit under the Plan from age 65 to age 63. The date on which the Executive Officer may begin to collect the retirement benefit payments does not change, however, and remains January 1 of the year in which the Executive Officer turns age 65.

A specimen Amendment to Employment Continuity Agreement is filed herewith as Exhibits 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

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The following Exhibits are being furnished herewith:

10.1 Specimen Copy of Supplemental Executive Retirement Plan Agreement and Amendments

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD

F. Stephen Ward

Executive Vice President &

Chief Financial Officer

Dated: December 30, 2008

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Specimen Copy of Supplemental Executive Retirement Plan Agreement and Amendments